UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2014 (October 30, 2014)

 Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-16633	84-1460811
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

(303) 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 26, 2014, the Board of Directors of Array BioPharma Inc. (the “Company”) approved an amendment, subject to stockholder approval, to the Company’s Employee Stock Purchase Plan, as amended (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 5,250,000 shares. On October 30, 2014, the stockholders of the Company approved this amendment at the Company’s 2014 Annual Meeting of stockholders (the “Annual Meeting”). A copy of the ESPP is attached as Appendix A to the proxy statement filed by the Company with the Securities and Exchange Commission in connection with the Annual Meeting.

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 30, 2014, the Company held its Annual Meeting. There were 100,946,990 shares of common stock represented in person or by valid proxies at the Annual Meeting and entitled to be voted, representing 76.6% of the 131,828,396 shares of common stock outstanding as of the September 2, 2014 record date. The stockholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission dated September 19, 2014. The following is a tabulation of the final voting results for each of the proposals presented and voted on at the Annual Meeting.

Proposal 1: The Company’s stockholders elected two Class II Directors, each to serve for a three-year term expiring at the 2017 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The votes regarding this proposal were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Kyle Lefkoff	79,064,000	2,313,400	19,569,590
Ron Squarer	79,031,113	2,346,287	19,569,590

Proposal 2: The Company’s stockholders approved the increase in the number of shares of Common Stock authorized for issuance under the Company’s Employee Stock Purchase Plan by an additional 600,000 shares. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
78,627,841	2,702,752	46,807	19,569,590

Proposal 3: The Company’s stockholders approved the advisory vote on executive compensation. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,946,940	3,290,061	140,399	19,569,590

Proposal 4: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2015. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained
98,446,338	426,270	2,074,382

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2014	Array BioPharma Inc.

	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

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